UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 10, 2014

NOBLE CORPORATION plc

(Exact name of Registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Devonshire House, 1 Mayfair Place London, England	W1J8AJ
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +44 20 3300 2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2014 annual general meeting of the shareholders of Noble Corporation, a company incorporated in England and Wales (the “Company”), was held on June 10, 2014. Matters voted on at the annual general meeting and the results thereof were as follows:

(1)	Resolution 1: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire in 2015:

Nominee	For	Against	Abstain	Broker Non-Votes
Scott D. Josey	185,095,167	6,520,732	538,346	26,707,930

(2)	Resolution 2: The following individual was reelected to the Company’s Board of Directors for a one-year term that will expire in 2015:

Nominee	For	Against	Abstain	Broker Non-Votes
Jon A. Marshall	183,959,054	7,553,610	641,580	26,707,931

(3)	Resolution 3: The following individual was reelected to the Company’s Board of Directors for a one-year term that will expire in 2015:

Nominee	For	Against	Abstain	Broker Non-Votes
Mary P. Ricciardello	175,690,123	15,928,605	535,519	26,707,928

(4)	Resolution 4: The resolution to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2014 was approved.

For	Against	Abstain	Broker Non-Votes
215,475,944	2,755,107	631,124	0

(5)	Resolution 5: The resolution to reappoint PricewaterhouseCoopers LLP as the Company’s UK statutory auditors until the 2015 annual general meeting of shareholders was approved.

For	Against	Abstain	Broker Non-Votes
215,508,043	2,735,566	618,572	0

(6)	Resolution 6: The resolution authorizing the Company’s audit committee to determine the UK statutory auditors’ compensation was approved.

For	Against	Abstain	Broker Non-Votes
202,031,410	1,280,477	564,051	14,986,237

(7)	Resolution 7: The resolution to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved.

For	Against	Abstain	Broker Non-Votes
183,343,957	8,007,328	797,826	26,713,074

(8)	Resolution 8: The resolution to approve, on an advisory basis, the directors’ compensation report, which is set out in the annual report and accounts of the Company for the year ended December 31, 2013, was approved.

For	Against	Abstain	Broker Non-Votes
183,795,112	7,552,947	801,043	26,713,073

(9)	Resolution 9: The resolution to approve the directors’ compensation policy, which is set out within the directors’ compensation report in the annual report and accounts of the Company for the year ended December 31, 2013, was approved.

For	Against	Abstain	Broker Non-Votes
188,076,284	3,256,874	815,946	26,713,071

(10)	Resolution 10: The resolution to amend the Articles of Association of the Company to permit, but not require, the Board of Directors to declare and pay one or more interim dividends of some or all of the ordinary shares of Paragon Offshore Limited, the Company’s wholly-owned subsidiary, and/or any successor subsidiary of the Company owning any portion of the Company’s standard specification assets to the Company’s shareholders was approved.

For	Against	Abstain	Broker Non-Votes
216,512,256	579,981	908,532	816,406

(11)	Resolution 11: The resolution to amend the Articles of Association of the Company to implement a declassification of the Board of Directors was approved.

For	Against	Abstain	Broker Non-Votes
201,757,767	482,635	774,026	15,847,747

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2014

NOBLE CORPORATION

By:	/s/ James A. MacLennan
James A. MacLennan
Senior Vice President and Chief Financial Officer